UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2007
WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Riverway, Suite 1400
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 292-2400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	Compensatory Arrangements of Certain Officers
1.	Amendments to Management Incentive Plan
          On January 5, 2007, the Compensation Committee of WCA Waste Corporation (“WCA”) approved the amended and restated Management Incentive Plan to be effective January 1, 2007 (the “2007 Management Incentive Plan”) that provides for annual incentive compensation opportunities for key executives of WCA for achieving goals of WCA. A summary of the amended provisions to the 2007 Management Incentive Plan is set forth below. The summary is qualified by reference to the full text of the 2007 Management Incentive Plan as adopted which is attached to this Form 8-K as Exhibit 10.1.
          The purpose of the 2007 Management Incentive Plan is to amend and restate the original Management Incentive Plan. With the changes to the 2007 Management Incentive Plan, the Performance Unit Plan was terminated as to all past, current and future awards.
          As so revised, the two equally weighted performance criteria for awards under the 2007 Management Incentive Plan consist of (i) targeted EBITDA from operations owned on January 1, 2007, while maintaining capital expenditures for these operations within 110% of the budget and (ii) targeted investments in acquisitions that are mutually approved and accepted by management and the Board of Directors of WCA. The management incentive awards will be paid 50% in cash and 50% in restricted shares of common stock of WCA.
2.	Amendments to Employment Agreements
          On January 5, 2007, the Compensation Committee of WCA approved amendments to the Employment Agreements, to be effective January 1, 2007, by and among WCA, WCA Management Company, L.P. and each of Tom J. Fatjo, Jr., Jerome Kruszka, Charles Casalinova and Tom J. Fatjo, III in order to incorporate changes due to the elimination of the Performance Unit Plan and the approval of the 2007 Management Incentive Plan. The base salaries for Messrs. Fatjo, Jr. Kruszka, Casalinova and Fatjo, III set forth under their respective Employment Agreements have been adjusted to reflect an increase in the Consumer Price Index for the Houston Standard Metropolitan Statistical Area.
The amendments to Mr. Fatjo, Jr.’s Employment Agreement:
•	Provide that Mr. Fatjo, Jr. shall have the opportunity to earn an annual bonus of up to 200% of his base salary based on performance measures and annual incentive plan goals set forth in the 2007 Management Incentive Plan. The annual bonus will be paid 50% in cash and 50% in restricted shares of common stock of WCA; and

•	Provide that Mr. Fatjo, Jr. shall receive grants of restricted stock of WCA under the Second and Amended 2004 WCA Waste Corporation Incentive Plan in an amount equal to the result obtained by dividing 100% of Mr. Fatjo, Jr.’s base salary for the relevant year by the greater of $9.50 or the average of the closing bid and ask prices on the NASDAQ Global Market for the last 10 trading days of the calendar year ending immediately prior to the calendar year for which the grant is made. The restricted stock shall vest one-third annually on each of the three (3) anniversaries of the date of grant unless otherwise prescribed by the Compensation Committee of WCA.
The amendments to Mr. Kruszka’s Employment Agreement:
•	Provide that Mr. Kruszka shall have the opportunity to earn an annual bonus of up to 200% of his base salary based on performance measures and annual incentive plan goals set forth in the 2007 Management Incentive Plan. The annual bonus will be paid 50% in cash and 50% in restricted shares of common stock of WCA; and

•	Provide that Mr. Kruszka shall receive grants of restricted stock of WCA under the Second and Amended 2004 WCA Waste Corporation Incentive Plan in an amount equal to the result obtained by dividing 100% of Mr. Kruszka’s base salary for the relevant year by the greater of $9.50 or the average of the closing bid and ask prices on the NASDAQ Global Market for the last 10 trading days of the calendar year ending immediately prior to the calendar year for which the grant is made. The restricted stock shall vest one-third annually on each of the three (3) anniversaries of the date of grant unless otherwise prescribed by the Compensation Committee of WCA.

The amendments to Mr. Casalinova’s Employment Agreement:
•	Provide that Mr. Casalinova shall have the opportunity to earn an annual bonus of up to 180% of his base salary based on performance measures and annual incentive plan goals set forth in the 2007 Management Incentive Plan. The annual bonus will be paid 50% in cash and 50% in restricted shares of common stock of WCA; and

•	Provide that Mr. Casalinova shall receive grants of restricted stock of WCA under the Second and Amended 2004 WCA Waste Corporation Incentive Plan in an amount equal to the result obtained by dividing 100% of Mr. Casalinova’s base salary for the relevant year by the greater of $9.50 or the average of the closing bid and ask prices on the NASDAQ Global Market for the last 10 trading days of the calendar year ending immediately prior to the calendar year for which the grant is made. The restricted stock shall vest one-third annually on each of the three (3) anniversaries of the date of grant unless otherwise prescribed by the Compensation Committee of WCA.
The amendments to Mr. Fatjo, III’s Employment Agreement:
•	Provide that Mr. Fatjo, III shall have the opportunity to earn an annual bonus of up to 180% of his base salary based on performance measures and annual incentive plan goals set forth in the 2007 Management Incentive Plan. The annual bonus will be paid 50% in cash and 50% in restricted shares of common stock of WCA; and

•	Provide that Mr. Fatjo, III shall receive grants of restricted stock of WCA under the Second and Amended 2004 WCA Waste Corporation Incentive Plan in an amount equal to the result obtained by dividing 100% of Mr. Fatjo, III’s base salary for the relevant year by the greater of $9.50 or the average of the closing bid and ask prices on the NASDAQ Global Market for the last 10 trading days of the calendar year ending immediately prior to the calendar year for which the grant is made. The restricted stock shall vest one-third annually on each of the three (3) anniversaries of the date of grant unless otherwise prescribed by the Compensation Committee of WCA.
          Also, the Compensation Committee of WCA approved additional amendments to such Employment Agreements for Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III required under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) which provide that for purposes of determining whether a termination of employment has occurred under the Employment Agreement, such termination requires cessation of employment with WCA Management Company, L. P. and all of its affiliates (as defined in the Employment Agreement); that in order to qualify for amounts payable under the Employment Agreement on account of a Change in Control (as defined in the Employment Agreement) there must be a termination of employment within 24 months after the Change in Control under circumstances described in the Employment Agreement; and that any amounts payable under the Employment Agreement (on account of any termination of employment due to a separation from service as defined in Section 409A of the Code) that constitute deferred compensation subject to Section 409A of the Code shall not be paid earlier than the first day of the month that occurs six months after the date of such termination of employment.
          The summaries of the amendments to the Employment Agreements with Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III are qualified in their entirety by the text of the amendments, copies of which are attached to this Form 8-K as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

10.1	WCA Waste Corporation Management Incentive Plan, as amended and restated effective January 1, 2007.

10.2	Amended and Restated Employment Agreement, effective as of January 1, 2007, by and among WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr.

10.3	Amended and Restated Employment Agreement, effective as of January 1, 2007 by and among WCA Management Company, L.P., WCA Waste Corporation and Jerome Kruszka.

10.4	Amended and Restated Employment Agreement, effective as of January 1, 2007, by and among WCA Management Company, L.P., WCA Waste Corporation and Charles Casalinova.

10.5	Amended and Restated Employment Agreement, effective as of January 1, 2007, by and among WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: January 8, 2007	/s/ Charles A. Casalinova
Charles A. Casalinova
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	WCA Waste Corporation Management Incentive Plan, as amended and restated effective January 1, 2007.

10.2	Amended and Restated Employment Agreement, effective as of January 1, 2007, by and among WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr.

10.3	Amended and Restated Employment Agreement, effective as of January 1, 2007 by and among WCA Management Company, L.P., WCA Waste Corporation and Jerome Kruszka.

10.4	Amended and Restated Employment Agreement, effective as of January 1, 2007, by and among WCA Management Company, L.P., WCA Waste Corporation and Charles Casalinova.

10.5	Amended and Restated Employment Agreement, effective as of January 1, 2007, by and among WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III.